SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) May 31, 1995

Exact name of registrant as specified in charter: DDL
Electronics, Inc.

(State or other jurisdiction)                  Delaware

(Commission file number)                       1-8101

(IRS employer identification No.               33-0213512


7320 SW Hunziker Road, Tigard, Oregon         97223-2302
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code (503) 620-1789

Item 1.  Changes of Control

          At the Annual Meeting of Shareholders on May 31, 1995,
Bernee D. L. Strom and Erven Tallman were elected as Class II directors by the shareholders, replacing former Class II directors Rockell N. Hankin and John F. Coyne. The results of the election were as follows:

                              FOR            WITHHELD

John F. Coyne            2,743,980           42,782
Rockell N. Hankin        2,744,980           41,782
Bernee D. L. Strom       9,988,812           28,458
Erven Tallman            9,988,812           28,458

(See Exhibit no. 99.1 Corporation Trust Company, "Final Report of
Inspectors of Election" dated June 14, 1995)

          In recognition of the shareholder vote, and prior to the certification of the results by the independent inspectors of election, John F. Coyne and Rockell N. Hankin resigned from the board of directors immediately following the Annual Meeting of Shareholders. At a meeting of the board, the remaining directors accepted these resignations and elected Bernee D. L. Strom and Erven Tallman to fill the vacancies and to serve as directors pending certification of the election results.

          The board of directors also requested and accepted the resignation of William E. Cook as Chairman and Chief Executive Officer of the Company and all subsidiaries of the Company. Erven Tallman was elected Chairman of the Board and acting Chief Executive Officer.

          The board then voted to amend the Company's bylaws to provide that the number of directors not be less than seven (see
Item 5 below). In order to fill the vacancies created thereby, the board elected Don A. Raig to serve as Class III director until the 1995 Annual Meeting of Shareholders or until his successors are elected and qualified.

          Accordingly, following the Annual Meeting and the actions taken by the board, the directors of the Company are:

Erven Tallman, Chairman and Acting Chief Executive Officer
Bernee D. L. Strom
Don A. Raig
Robert G. Wilson
Melvin Foster
Philip H. Alspach

          The board of directors is presently conducting a search for a seventh member of the board, in order to bring the number of directors to seven, as specified in the amended Bylaws.

          The combination of the vote of the shareholders and the resignations of two former directors and the Chairman and Chief Executive Officer has resulted in a board of directors in which five of the six members are newly elected, and the designation of a new Chairman and Acting Chief Executive Officer. The change of control did not involve the purchase of shares in the Company, or any borrowings or expenditure of funds for the purpose of acquiring shares.

          The ownership of shares in the Company of the new directors is as follows:

                    Number of Shares Owned   Percentage of Shares
Name                or Beneficially Owned    Outstanding

Erven Tallman       152,732                  1.0%

Bernee D. L. Strom  0                        0

Don A. Raig         519,975                  3.3%

Robert G. Wilson    566,427                  3.7%

Melvin Foster       187,500                  1.2%


Item 5. Other Events

          At a meeting of the board of directors on May 31, 1995, the Section 3.02 of the Bylaws of the Company was amended as follows:

     "Section 3.02 Number and Term of Office. The number of directors shall be NOT LESS THAN seven (7). Directors need not be shareholders. Each of the directors of the Corporation shall hold office until his successor shall have been duly elected and shall qualify or until he shall resign or shall have been removed in the manner hereinafter provided." (New language shown in capital letters.)

The board of directors has authority to amend the Company's
Bylaws by virtue of Bylaw Section 8.03

Item 5. Other Events

          On June 14, 1995, Corporation Trust Company issued the "Final Report of Inspectors of Election" for the May 31, 1995 Annual Meeting of Shareholders attached hereto as Exhibit 99.1. The report certified the election by the shareholders of Erven Tallman and Bernee D. L. Strom as Class II directors of the Company.

Exhibits

99.1 Corporation Trust Company "Final Report of Inspectors of Election" dated June 14, 1995, certifying the results of the vote for the election of directors at the Company's Annual Meeting of Shareholders May 31, 1995.


                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DDL ELECTRONICS, INC.



Dated:  June 21, 1995          By: /s/ M. Charles Van Rossen
                                  M. Charles Van Rossen
                                  Vice President, Finance
                                 (Principal Financial Officer)